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                                                                   Exhibit 10.2A

                     AGREEMENT RE: INTERCREDITOR AGREEMENT

     Reference is hereby made to that certain Intercreditor Agreement dated August 1, 1995 ("Intercreditor Agreement"), by and among Bank of America Trust and Savings Association, as "Lender", and each of Teachers Insurance and Annuity Association of America, Transamerica Life Insurance & Annuity Company, Transamerica Occidental Life Insurance Company, and New England Mutual Life Insurance Company collectively as "Noteholders". Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed thereto in the Intercreditor Agreement.

     The Intercreditor Agreement was executed in connection with extensions of credit by the Noteholders and the Lender to Williams-Sonoma, Inc., a California corporation ("Company"), and provides, among other things, for the pro rata sharing of certain payments under guaranties provided by the subsidiaries of the Company for the Company's indebtedness to the Noteholders and the Lender.

     The undersigned, NationsBank of Texas, N.A. ("NationsBank") proposes to enter into a Credit Agreement dated as of June 1, 1997 ("Credit Agreement"), with the Company and the Lender pursuant to which NationsBank will provide the Company with an initial facility of up to $30,000,000, and the Lender will provide an initial facility of up to $60,000,000, which Credit Agreement will be guaranteed by the Company's subsidiaries (said guaranties being hereafter referred to individually as a "Syndicated Credit Agreement Subsidiary
Guaranty", and collectively as "Syndicated Credit Subsidiary Guaranties").

     NationsBank hereby acknowledges that it has received a copy of the Intercreditor Agreement, has reviewed same and is familiar with all of the terms and provisions thereof.

     By execution hereof, NationsBank hereby agrees (i) to be bound by all of the terms and provisions of the Intercreditor Agreement with respect to payments under any Syndicated Credit Agreement Subsidiary Guaranty, (ii) that each Syndicated Credit Subsidiary Guaranty shall constitute a "Subsidiary Guaranty" under and as defined in the Intercreditor Agreement, (iii) that all principal of, premium, if any, and interest on, the loans made under and pursuant to the Credit Agreement and any other obligations of the Company under the Credit Agreement which are guaranteed by the Syndicated Credit Agreement Subsidiary Guaranties shall be "Subject Obligations" under and as defined in the Intercreditor Agreement, (iv) that the Credit Agreement shall be a "Bank Credit Agreement" under and as defined in the Intercreditor Agreement, (v) that loans made under the Credit Agreement shall be "Loans" under and as defined in the
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Intercreditor Agreement, and (vi) that NationsBank shall be and become a
"Creditor" under and as defined in the Intercreditor Agreement.

     Any notices under the Intercreditor Agreement shall be delivered to NationsBank at the following address:

                NationsBank of Texas, N.A.
                444 South Flower Street, Suite 4100
                Los Angeles, California 90071
                Attention:  Michele Shafroth
                            Senior Vice President

     The signatories hereto may execute this agreement in separate counterparts, all of which will constitute one and the same instrument when taken together.

     Executed as of this 22 day of May, 1997.

                                NATIONSBANK OF TEXAS, N.A.


                                By:  /s/ Michele M. Shafroth
                                    ---------------------------
                                         Michele M. Shafroth

                                    Its:  Senior Vice President
                                         -----------------------

     Bank of America National Trust and Savings Association as "Lender" under the Intercreditor Agreement hereby acknowledges the foregoing undertaking by NationsBank, and confirms and reaffirms its obligations under the Intercreditor Agreement.

     BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION

        By:________________________________________________

                Its:_______________________________________


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     Further, each of the undersigned hereby acknowledges and agrees to the foregoing:

                                        WILLIAMS-SONOMA, INC.

                                        By: /s/ W. Howard Lester
                                           --------------------------------

                                             Its:
                                                  -------------------------

                                        WILLIAMS-SONOMA STORES, INC.

                                        By: /s/ Jerry S.B. Dratler
                                           --------------------------------

                                             Its:
                                                  -------------------------

                                        THE POTTERY BARN EAST, INC.

                                        By: /s/ Jerry S.B. Dratler
                                           --------------------------------

                                             Its:
                                                  --------------------------

                                        GARDENER'S EDEN, INC.

                                        By: /s/ Jerry S.B. Dratler
                                           ---------------------------------

                                             Its:
                                                  --------------------------

                                        HOLD EVERYTHING, INC.

                                        By: /s/ Jerry S.B. Dratler
                                           ----------------------------------

                                             Its:
                                                  ---------------------------

                                        CHAMBERS CATALOG COMPANY, INC.

                                        By: /s/ Jerry S.B. Dratler
                                           ----------------------------------

                                             Its:
                                                  ---------------------------


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